UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2010

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Assignment of Terminal Use Agreement

On June 24, 2010, Cheniere Marketing, LLC (“Cheniere Marketing”), a wholly owned subsidiary of Cheniere Energy, Inc. (“Cheniere”), entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) and a Variable Capacity Rights Agreement (the “Variable Capacity Rights Agreement”) with Cheniere Energy Investments, LLC (“Cheniere Investments”), a wholly owned subsidiary of Cheniere Energy Partners, L.P. (the “Partnership”). Also on June 24, 2010 and in connection with Cheniere Marketing’s entering into the Assignment and Assumption Agreement, Cheniere Marketing and JPMorgan LNG Co. amended the LNG Services Agreement, dated March 26, 2010 and effective as of April 1, 2010, by and between Cheniere Marketing and JPMorgan LNG Co. (the “LNG Services Agreement”, and as amended, the “Amended LNG Services Agreement”); Sabine Pass LNG, L.P. (“Sabine Pass”), an indirect subsidiary of Cheniere, and JPMorgan LNG Co. entered into an Amended and Restated Capacity Rights Agreement (the “Amended and Restated Capacity Rights Agreement”); and Cheniere Marketing, Sabine Pass and JPMorgan LNG Co. terminated the Tri-Party Agreement, dated March 26, 2010 and effective as of April 1, 2010, by and among Cheniere Marketing, Sabine Pass and JPMorgan LNG Co. (the “Original Tri-Party Agreement”). Cheniere Investments, Sabine Pass and JPMorgan LNG Co. entered into a new Tri-Party Agreement, dated June 24, 2010 (the “New Tri-Party Agreement”), to replace the Original Tri-Party Agreement. Each of the Assignment and Assumption Agreement, Variable Capacity Rights Agreement, Amended LNG Services Agreement, Amended and Restated Capacity Rights Agreement and New Tri-Party Agreement is effective as of July 1, 2010.

Assignment and Assumption Agreement

Under the Assignment and Assumption Agreement, Cheniere Marketing assigned to Cheniere Investments all of its rights, titles, interests, obligations and liabilities in and under the Amended and Restated LNG Terminal Use Agreement, dated November 9, 2006, between Cheniere Marketing and Sabine Pass, as amended by that certain Amendment to LNG Terminal Use Agreement dated June 25, 2007 (as amended, the “Terminal Use Agreement”), and Cheniere Investments accepted such assignment and assumed such obligations and liabilities. In connection with the assignment, Cheniere’s guarantee of Cheniere Marketing’s obligations under the Terminal Use Agreement was terminated. Under a Guarantee Agreement, dated June 24, 2010 and effective as of July 1, 2010, the Partnership guaranteed all of Cheniere Investments’ payment obligations under the Terminal Use Agreement.

Also under the Assignment and Assumption Agreement, Cheniere Marketing assigned to Cheniere Investments all of its rights, titles, interests, obligations and liabilities in and under the Surrender of Capacity Rights Agreement, dated March 26, 2010 and effective as of April 1, 2010, by and between Cheniere Marketing and Sabine Pass (the “Surrender of Capacity Rights Agreement”), and Cheniere Investments accepted such assignment and assumed such obligations and liabilities.

Variable Capacity Rights Agreement

Under the Variable Capacity Rights Agreement, Cheniere Investments granted to Cheniere Marketing the right to utilize the capacity at the Sabine Pass LNG receiving terminal available to Cheniere Investments under the Terminal Use Agreement, to the extent the capacity has not been surrendered to Sabine Pass for use by JPMorgan LNG Co. under the Surrender of Capacity Rights Agreement.

Cheniere Marketing is obligated to pay Cheniere Investments 80% of the expected gross margin of each cargo of LNG delivered to the Sabine Pass LNG receiving terminal. In addition, for each quarter until June 30, 2015, Cheniere Marketing is obligated to pay an amount, if any, equal to the shortfall between available cash (as defined in the Partnership’s partnership agreement) and the distribution of the initial quarterly distribution (as defined in the Partnership’s partnership agreement) to the common unitholders with respect to such quarter, subject to a specified maximum amount for each year.

During the term of the Variable Capacity Rights Agreement, Cheniere Marketing is responsible for the payment of taxes and new regulatory costs under the Terminal Use Agreement. Under a Guarantee Agreement,

dated June 24, 2010 and effective as of July 1, 2010 (the “Cheniere Guarantee Agreement”), Cheniere guaranteed all of Cheniere Marketing’s payment obligations under the Variable Capacity Rights Agreement.

Cheniere Marketing also agreed to use commercially reasonable efforts to commercialize the Terminal Use Agreement to the extent neither Cheniere Marketing nor Cheniere Investments is obligated to the contrary under any other agreements. Cheniere Investments may enter into terminal use agreements with non-affiliated third parties to the extent permitted under the Variable Capacity Rights Agreement and New Tri-Party Agreement.

The term of the Variable Capacity Rights Agreement extends until the termination or expiration of the Terminal Use Agreement. Either party may terminate the Variable Capacity Rights Agreement on each anniversary date beginning on the second anniversary of the agreement by providing the other party with twelve months prior written notice. Prior to 2018, Cheniere Marketing’s termination right is subject to the Partnership having specified levels of cash reserved for distribution to its common unitholders as of the applicable termination date. Cheniere Investments has agreed to grant capacity to Cheniere Marketing for any cargoes of LNG delivered pursuant to contracts entered into prior to any such termination date as well as cargoes that Gaz de France International Trading S.A.S. (“GDF”) sells to Cheniere Marketing at any time under the GDF Transatlantic Option Agreement entered into as of April 26, 2007.

Amended LNG Services Agreement

JPMorgan LNG Co. and Cheniere Marketing amended the LNG Services Agreement to provide that Cheniere Marketing assigned to Cheniere Investments its right to receive the service fee payable by JPMorgan LNG Co. for any cargoes of LNG purchased by JPMorgan LNG Co. under the LNG Services Agreement that are delivered to the Sabine Pass LNG receiving terminal after termination of the Variable Capacity Rights Agreement, and any cargoes delivered to the Sabine Pass LNG receiving terminal prior to termination of the Variable Capacity Rights Agreement and for which JPMorgan LNG Co. has not paid the service fee payable with respect to such cargo prior to termination of the Variable Capacity Rights Agreement. In lieu of paying the service fee to Cheniere Marketing for any of these cargoes, JPMorgan LNG Co. is obligated to pay Cheniere Investments a fee on a cargo by cargo basis equal to 80% of the forward adjusted gross margin for the applicable cargo of LNG. Other than the foregoing, the terms and conditions of the LNG Services Agreement remain the same as described in Cheniere’s Form 8-K filed on March 31, 2010.

Amended and Restated Capacity Rights Agreement

Sabine Pass and JPMorgan LNG Co. entered into the Amended and Restated Capacity Rights Agreement to provide that the Terminal Use Agreement has been assigned from Cheniere Marketing to Cheniere Investments. Other than the foregoing, the Amended and Restated Capacity Rights Agreement contains the same general terms and conditions as the Capacity Rights Agreement, dated March 26, 2010 and effective as of April 1, 2010, by and between Sabine Pass and JPMorgan LNG Co., described in Cheniere’s Form 8-K filed on March 31, 2010.

New Tri-Party Agreement

Cheniere Marketing, Sabine Pass and JPMorgan LNG Co. agreed to terminate the Original Tri-Party Agreement effective as of July 1, 2010. Cheniere Investments, Sabine Pass and JPMorgan LNG Co. entered into the New Tri-Party Agreement substituting Cheniere Investments for Cheniere Marketing under the Original Tri-Party Agreement. Under the New Tri-Party Agreement, Cheniere Investments directs JPMorgan LNG Co. to pay directly to Sabine Pass any amounts assigned to Cheniere Investments under the Amended LNG Services Agreement. Other than the foregoing, the New Tri-Party Agreement contains the same general terms and conditions as the Original Tri-Party Agreement described in Cheniere’s Form 8-K filed on March 31, 2010.

The descriptions of the Assignment and Assumption Agreement, Variable Capacity Rights Agreement, Cheniere Guarantee Agreement, Amended LNG Services Agreement, Amended and Restated Capacity Rights Agreement and New Tri-Party Agreement set forth above are not complete and are qualified in their entirety by reference to the full text of the respective documents, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

2008 Convertible Loans

On June 24, 2010, Cheniere and certain of its subsidiaries entered into a Sixth Amendment to Credit Agreement, Second Amendment to Security Deposit Agreement and Consent (the “Credit and Depositary Amendment”) to amend that certain Credit Agreement, dated as of August 15, 2008, as amended (the “Credit Agreement”), by and among Cheniere Common Units Holding, LLC, a wholly owned subsidiary of Cheniere, The Bank of New York Mellon, as administrative agent and as collateral agent (the “Collateral Agent”), the subsidiaries of Cheniere signatory thereto and the lenders signatory thereto (the “Lenders”), and that certain Security Deposit Agreement, dated as of August 15, 2008, as amended (“Security Deposit Agreement”), by and between the Collateral Agent and Cheniere LNG Holdings, LLC (“Holdings”). Under the Credit and Depositary Amendment, the Lenders have agreed to permit all funds currently on deposit in the TUA Reserve Account (as defined in the Credit Agreement) to be applied to the repayment of the accrued interest on the loans outstanding under the Credit Agreement (the “Loans”), with any remainder to be applied to the repayment of the principal balance of such Loans, and to thereafter permit any funds on deposit in the TUA Reserve Account to be disbursed as Holdings may direct so long as no event of default under the Credit Agreement shall have occurred and be continuing. As a result, approximately $63.6 million from the TUA Reserve Account will be applied to such repayment, and the remaining principal balance of the Loans will be $247.3 million. The Credit and Depositary Amendment also permits the Partnership and Terminals to enter into the Amended and Restated Services Agreement as described below.

Other than as set forth above, the terms and conditions of the Credit Agreement and Security Deposit Agreement remain the same as described in previous filings by Cheniere with the Securities and Exchange Commission. The description of the Credit and Depositary Amendment set forth above is not complete and is qualified in its entirety by reference to the full text of the Credit and Depositary Amendment, a copy of which is filed herewith as Exhibit 10.7 and incorporated herein by reference.

Amended and Restated Services Agreement

On June 24, 2010, the Partnership and Cheniere LNG Terminals, Inc. (“Terminals”) entered into an amendment to the Services Agreement, dated March 26, 2007 (the “Services Agreement”), by and between the Partnership and Terminals (the “Amended and Restated Services Agreement”), pursuant to which the parties amended, effective as of July 1, 2010, the fee structure for the various general and administrative services provided by Terminals for the benefit of the Partnership under such agreement. The Amended and Restated Services Agreement provides that, commencing on the date of, and immediately after, each quarterly distribution made pursuant to the Partnership’s partnership agreement commencing with the distribution for the quarter ending September 30, 2010, the Partnership will pay to Terminals on a quarterly basis a services fee equal to the lesser of (A) $2.5 million (subject to adjustment for inflation), plus fee arrearages (the “Maximum Quarterly Fee”), or (B) such amount of the unrestricted cash and cash equivalents of the Partnership and its subsidiaries as remains after (x) the Partnership has distributed in respect of that quarter for each common unit then outstanding an amount equal to the initial quarterly distribution plus any common unit arrearages and the related general partner distribution and (y) adjusting for any cash needed to provide for the proper conduct of the business of the Partnership and its subsidiaries other than adjustments for operating cash flow from Sabine Pass reserved for distributions under the Partnership’s partnership agreement for any one or more of the next four quarters (the “Minimum Quarterly Fee”). In the event that the services fee paid on any date is less than the Maximum Quarterly Fee, an amount equal to the difference between the Maximum Quarterly Fee and the Minimum Quarterly Fee will accrue as a fee arrearage up to a maximum aggregate amount of $20 million in fee arrearages.

Other than as set forth above, the Amended and Restated Services Agreement contains the same general terms and conditions as the Services Agreement described in the Partnership’s Form 8-K filed on March 26, 2007. The description of the Amended and Restated Services Agreement set forth above is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Services Agreement, a copy of which is filed herewith as Exhibit 10.8 and incorporated herein by reference.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 1.02 by reference.

ITEM 8.01	OTHER EVENTS.

On June 28, 2010, Cheniere issued a press release regarding the assignment of the Terminal Use Agreement from Cheniere Marketing to Cheniere Investments and the related Variable Capacity Rights Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

d) Exhibits

Exhibit Number	Description

10.1*	Assignment and Assumption Agreement, dated June 24, 2010, by and between Cheniere Marketing, LLC and Cheniere Energy Investments, LLC.
10.2*	Variable Capacity Rights Agreement, dated June 24, 2010, by and between Cheniere Marketing, LLC and Cheniere Energy Investments, LLC.
10.3*	Guarantee Agreement, dated June 24, 2010, by Cheniere Energy, Inc. in favor of Cheniere Energy Investments, LLC.
10.4*	Amended LNG Services Agreement, dated June 24, 2010, by and between Cheniere Marketing, LLC and JPMorgan LNG Co.
10.5*	Amended and Restated Capacity Rights Agreement, dated June 24, 2010, by and between Sabine Pass LNG, L.P. and JPMorgan LNG Co.
10.6*	Tri-Party Agreement, dated June 24, 2010, by and among Cheniere Energy Investments, LLC, Sabine Pass LNG, L.P. and JPMorgan LNG Co.
10.7*

Sixth Amendment to Credit Agreement, Second Amendment to Security Deposit Agreement and Consent, dated June 24, 2010, by and among Cheniere Common Units Holding, LLC, the Loan Parties (as defined therein), the Lenders (as defined therein) and The Bank of New York Mellon, as administrative agent and collateral agent.

10.8*	Amended and Restated Services Agreement, dated June 24, 2010, by and between Cheniere Energy Partners, L.P. and Cheniere LNG Terminals, Inc.
99.1*	Press Release, dated June 28, 2010.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: June 28, 2010	By:	/s/ Meg A. Gentle
	Name:	Meg A. Gentle
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Assignment and Assumption Agreement, dated June 24, 2010, by and between Cheniere Marketing, LLC and Cheniere Energy Investments, LLC.
10.2*	Variable Capacity Rights Agreement, dated June 24, 2010, by and between Cheniere Marketing, LLC and Cheniere Energy Investments, LLC.
10.3*	Guarantee Agreement, dated June 24, 2010, by Cheniere Energy, Inc. in favor of Cheniere Energy Investments, LLC.
10.4*	Amended LNG Services Agreement, dated June 24, 2010, by and between Cheniere Marketing, LLC and JPMorgan LNG Co.
10.5*	Amended and Restated Capacity Rights Agreement, dated June 24, 2010, by and between Sabine Pass LNG, L.P. and JPMorgan LNG Co.
10.6*	Tri-Party Agreement, dated June 24, 2010, by and among Cheniere Energy Investments, LLC, Sabine Pass LNG, L.P. and JPMorgan LNG Co.
10.7*

Sixth Amendment to Credit Agreement, Second Amendment to Security Deposit Agreement and Consent, dated June 24, 2010, by and among Cheniere Common Units Holding, LLC, the Loan Parties (as defined therein), the Lenders (as defined therein) and The Bank of New York Mellon, as administrative agent and collateral agent.

10.8*	Amended and Restated Services Agreement, dated June 24, 2010, by and between Cheniere Energy Partners, L.P. and Cheniere LNG Terminals, Inc.
99.1*	Press Release, dated June 28, 2010.

* Filed herewith.